Exhibit 32.0

          CERTIFICATE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                        OF 2002 (18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of L. B. Foster Company does hereby certify to the best of their knowledge and belief that:

    (1) The quarterly report on Form 10-Q for the quarter ended September 30, 2003, which this statement accompanies, fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in this quarterly report on Form 10-Q for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of L.
                           B. Foster Company.






Date:    November 13, 2003                     By:/s/ Stan L. Hasselbusch
         ------------------------              ----------------------------
                                               Stan L. Hasselbusch
                                               President and
                                               Chief Executive Officer


Date:    November 13, 2003                     By:/s/David J. Russo
         ------------------------              -----------------------------
                                               David J. Russo
                                               Senior Vice President,
                                               Chief Financial Officer and
                                               Treasurer